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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 333-76171) pertaining to the GTE Hourly Savings Plan of our report dated June 7, 2002, with respect to the financial statements of the GTE Hourly Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.

                                                /s/ ERNST & YOUNG LLP

Philadelphia, PA
June 25, 2002